UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	001-13349 (Commission File Number)	01-0393663 (IRS Employer Identification No.)

P.O. Box 400, 82 Main Street, Bar Harbor, ME             04609-0400
(Address of principal executive offices)                            (Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On August 17, 2010, Bar Harbor Bankshares (the "Company") issued a press release announcing that the Company’s Board of Directors has approved the continuation of the Company’s existing stock repurchase plan through August 19, 2012. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.        Financial Statments and Exhibits

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release Dated August 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES (Registrant)
/s/Joseph M. Murphy

By:	Name: Joseph M. Murphy Title: President and Chief Executive Officer

Date: August 17, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated August 17, 2010.